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Exhibit 13(a)(2)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

        I, Vasant Mistry, the Chief Financial Officer of Concordia Bus AB (publ), certify that to the best of my knowledge (i) the Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Concordia Bus AB (publ).

/s/ VASANT MISTRY
Date: June 28, 2004
Vasant Mistry Chief Financial Officer

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  Exhibit 13(a)(2)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002